CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION   8/02/04

$20,000,000

Classes B-1 & B-2

Subordinate Certificates Offered

(Approximate)

$800,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC Trading Desk at (212) 538-8373.

HEAT 2004-6
CLASS B-1
Triggers Functional
To Maturity	180
12 Mos Lag
100% PPC

Table 1a - Class B-1

40% Severity
Yield	7.0%	8.2%
Discount Margin	184	183
Wtd Ave Life	12.7	5.1
Total Coll Losses to Maturity	9.7%	4.4%
DM-Break CDR	9.4%	3.7%
Loss on B-1	501,334	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	12.4	8.4
Total Coll Losses to Maturity	9.6%	6.8%
B/E CDR	9.3%	6.1%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

50% Severity
Yield	7.2%	8.2%
Discount Margin	200	183
Wtd Ave Life	13.2	5.1
Total Coll Losses to Maturity	10.0%	4.5%
DM-Break CDR	7.4%	3.0%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.2	7.8
Total Coll Losses to Maturity	10.0%	6.9%
B/E CDR	7.4%	4.8%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

60% Severity
Yield	7.2%	8.2%
Discount Margin	200	183
Wtd Ave Life	13.3	5.2
Total Coll Losses to Maturity	10.2%	4.6%
DM-Break CDR	6.1%	2.5%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.3	8.6
Total Coll Losses to Maturity	10.2%	7.0%
B/E CDR	6.1%	4.0%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

HEAT 2004-6
CLASS B-2
Triggers Functional
To Maturity	190
12 Mos Lag
100% PPC

Table 1b - Class B-2

40% Severity
Yield	7.2%	8.3%
Discount Margin	201	192
Wtd Ave Life	14.0	5.2
Total Coll Losses to Maturity	8.8%	4.4%
DM-Break CDR	8.3%	3.7%
Loss on B-2	265,904	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.5	9.3
Total Coll Losses to Maturity	8.7%	6.0%
B/E CDR	8.2%	5.3%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

50% Severity
Yield	7.3%	8.3%
Discount Margin	205	193
Wtd Ave Life	14.6	5.3
Total Coll Losses to Maturity	9.1%	4.5%
DM-Break CDR	6.6%	3.0%
Loss on B-2	192,661	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.8	8.6
Total Coll Losses to Maturity	9.0%	6.1%
B/E CDR	6.5%	4.2%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

60% Severity
Yield	7.2%	8.3%
Discount Margin	196	193
Wtd Ave Life	15.0	5.3
Total Coll Losses to Maturity	9.3%	4.6%
DM-Break CDR	5.5%	2.5%
Loss on B-2	381,502	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	14.2	8.6
Total Coll Losses to Maturity	9.2%	6.2%
B/E CDR	5.4%	3.5%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

HEAT 2004-6
CLASS B-1
Triggers Functional
To Maturity
12 Mos Lag
100% PPC

Table 2a - Class B-1

40% Severity
Yield	7.0%	8.2%
Discount Margin	183	183
Wtd Ave Life	13.3	5.1
Total Coll Losses to Maturity	8.2%	3.6%
DM-Break CDR	7.6%	3.0%
Loss on B-1	556,457	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	12.8	8.4
Total Coll Losses to Maturity	8.1%	5.6%
B/E CDR	7.5%	4.9%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

50% Severity
Yield	7.2%	8.2%
Discount Margin	200	183
Wtd Ave Life	13.4	5.2
Total Coll Losses to Maturity	8.6%	3.8%
DM-Break CDR	6.2%	2.5%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.4	7.4
Total Coll Losses to Maturity	8.6%	5.9%
B/E CDR	6.2%	4.0%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

60% Severity
Yield	7.2%	8.2%
Discount Margin	199	182
Wtd Ave Life	13.9	5.2
Total Coll Losses to Maturity	9.0%	3.9%
DM-Break CDR	5.3%	2.1%
Loss on B-1	41,222	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.0	9.0
Total Coll Losses to Maturity	8.9%	6.2%
B/E CDR	5.2%	3.5%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

HEAT 2004-6
CLASS B-2
Triggers Functional
To Maturity
12 Mos Lag
100% PPC

Table 2b - Class B-2

40% Severity
Yield	7.3%	8.3%
Discount Margin	208	192
Wtd Ave Life	14.5	5.3
Total Coll Losses to Maturity	7.4%	3.6%
DM-Break CDR	6.7%	3.0%
Loss on B-2	116,861	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	7.5	10.4
Total Coll Losses to Maturity	7.3%	5.0%
B/E CDR	6.6%	4.3%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

50% Severity
Yield	7.4%	8.3%
Discount Margin	211	192
Wtd Ave Life	14.4	5.3
Total Coll Losses to Maturity	7.8%	3.8%
DM-Break CDR	5.5%	2.5%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	14.4	8.5
Total Coll Losses to Maturity	7.8%	5.2%
B/E CDR	5.5%	3.5%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

60% Severity
Yield	7.4%	8.3%
Discount Margin	211	192
Wtd Ave Life	14.8	5.3
Total Coll Losses to Maturity	8.1%	3.9%
DM-Break CDR	4.7%	2.1%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	14.8	8.5
Total Coll Losses to Maturity	8.1%	5.4%
B/E CDR	4.7%	3.0%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

HEAT 2004-6
CLASS B-1
Triggers Functional
To Maturity
12 Mos Lag
50% Severity

Table 3a - Class B-1

200% PPC
Yield	6.4%	7.8%
Discount Margin	201	186
Wtd Ave Life	5.6	3.5
Total Coll Losses to Maturity	5.4%	1.1%
DM-Break CDR	8.2%	1.6%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	5.6	4.0
Total Coll Losses to Maturity	5.4%	3.6%
B/E CDR	8.2%	5.4%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

100% PPC
Yield	7.2%	8.2%
Discount Margin	200	183
Wtd Ave Life	13.2	5.1
Total Coll Losses to Maturity	10.0%	4.5%
DM-Break CDR	7.4%	3.0%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.2	7.8
Total Coll Losses to Maturity	10.0%	6.9%
B/E CDR	7.4%	4.8%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

50% PPC
Yield	7.3%	9.2%
Discount Margin	187	187
Wtd Ave Life	21.2	17.6
Total Coll Losses to Maturity	17.3%	10.2%
DM-Break CDR	7.7%	3.8%
Loss on B-1	616,164	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	20.3	22.7
Total Coll Losses to Maturity	17.2%	13.0%
B/E CDR	7.6%	5.2%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

HEAT 2004-6
CLASS B-2
Triggers Functional
To Maturity
12 Mos Lag
50% Severity

Table 3b - Class B-2

200% PPC
Yield	6.3%	7.8%
Discount Margin	205	194
Wtd Ave Life	4.6	3.3
Total Coll Losses to Maturity	4.4%	1.1%
DM-Break CDR	6.60%	1.60%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	4.6	4.8
Total Coll Losses to Maturity	4.4%	2.7%
B/E CDR	6.60%	4.00%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

100% PPC
Yield	7.3%	8.3%
Discount Margin	205	193
Wtd Ave Life	14.6	5.3
Total Coll Losses to Maturity	9.1%	4.5%
DM-Break CDR	6.6%	3.0%
Loss on B-2	192,661	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.8	8.6
Total Coll Losses to Maturity	9.0%	6.1%
B/E CDR	6.5%	4.2%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

50% PPC
Yield	7.5%	9.4%
Discount Margin	206	199
Wtd Ave Life	22.6	19.7
Total Coll Losses to Maturity	16.4%	10.2%
DM-Break CDR	7.10%	3.80%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	22.6	19.1
Total Coll Losses to Maturity	16.4%	11.2%
B/E CDR	7.10%	4.30%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

HEAT 2004-6
CLASS B-1
Triggers Functional
To Maturity
12 Mos Lag
50% Severity

Table 4a - Class B-1

200% PPC
Yield	6.2%	7.8%
Discount Margin	196	186
Wtd Ave Life	4.7	3.5
Total Coll Losses to Maturity	4.6%	1.0%
DM-Break CDR	7.0%	1.4%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	4.7	3.9
Total Coll Losses to Maturity	4.6%	3.1%
B/E CDR	7.0%	4.6%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

100% PPC
Yield	7.2%	8.2%
Discount Margin	200	183
Wtd Ave Life	13.4	5.2
Total Coll Losses to Maturity	8.6%	3.8%
DM-Break CDR	6.2%	2.5%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.4	7.4
Total Coll Losses to Maturity	8.6%	5.9%
B/E CDR	6.2%	4.0%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

50% PPC
Yield	7.3%	9.0%
Discount Margin	185	185
Wtd Ave Life	22.2	13.0
Total Coll Losses to Maturity	15.2%	8.8%
DM-Break CDR	6.4%	3.2%
Loss on B-1	762,325	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	21.2	21.4
Total Coll Losses to Maturity	15.0%	11.0%
B/E CDR	6.3%	4.2%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

HEAT 2004-6
CLASS B-2
Triggers Functional
To Maturity
12 Mos Lag
50% Severity

Table 4b - Class B-2

200% PPC
Yield	6.1%	7.8%
Discount Margin	202	194
Wtd Ave Life	4.2	3.3
Total Coll Losses to Maturity	3.8%	1.0%
DM-Break CDR	5.7%	1.4%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	4.2	4.9
Total Coll Losses to Maturity	3.8%	2.3%
B/E CDR	5.7%	3.4%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

100% PPC
Yield	7.4%	8.3%
Discount Margin	211	192
Wtd Ave Life	14.4	5.3
Total Coll Losses to Maturity	7.8%	3.8%
DM-Break CDR	5.5%	2.5%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	14.4	8.5
Total Coll Losses to Maturity	7.8%	5.2%
B/E CDR	5.5%	3.5%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

50% PPC
Yield	7.5%	9.4%
Discount Margin	205	198
Wtd Ave Life	23.4	20.0
Total Coll Losses to Maturity	14.3%	8.8%
DM-Break CDR	5.9%	3.2%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	23.4	21.3
Total Coll Losses to Maturity	14.3%	9.7%
B/E CDR	5.9%	3.6%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps